UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                     FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         ------------------------------------------------------------
     Date of Report (Date of earliest event reported)    February 4, 2005

                            ON THE GO HEALTHCARE, INC.
         (Exact name of registrant as specified in its charter)

    DELAWARE                      333-61538             98-0231687
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((State or Other                 (Commission          (IRS Employer
Jurisdiction of                 File Number)           Identification
 Incorporation)                                                   No.)



          85 Corstate Avenue, Unit #1 Concord, Ontario, Canada L4K 4Y2
              ---------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code        (905) 760-2987


      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM  2.01   COMPLETION OF ACQUISTION OR DISPOSITION OF ASSETS.

On February 4, 2005, we agreed to acquire Helios/Oceana Ltd. for cash in the amount of $200,000 and assume $200,000 in liabilities. Final payment subject to adjustments will be made by March 31, 2005 based on the closing of the transaction on February 28, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ON THE GO HEALTHCARE, INC.
                                                (Registrant)
Date    February 28, 2005

                                                /s/ Stuart Turk
                                                --------------------------
                                                (Signature)
                                                Print Name:  Stuart Turk
                                                Title:  President and
                                                        Chief Executive Officer
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